EX-10.2

Execution Version	Contract #204081-5

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS AMENDMENT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [***]. A COMPLETE VERSION OF THIS AMENDMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 5

TO OVERTURE MASTER AGREEMENT

THIS AMENDMENT NO. 5 TO THE OVERTURE MASTER AGREEMENT (this “Amendment”) is entered into as of May 8, 2007 (the “No. 5 Amendment Effective Date”), by and among Overture Services, Inc., a Delaware corporation with its principal place of business at 3333 W. Empire Avenue, Burbank, CA 91504, U.S.A. (“Overture”), and Overture Search Services (Ireland) Limited, an Irish company with its registered office at First Floor, Fitzwilton House, Wilton Place, Dublin 2, Ireland (“OSSIL”), on the one hand, and Viewpoint Corporation, a Delaware Corporation with its principal place of business at 498 Seventh Avenue, New York, NY 10018 (“Publisher”) on the other.

I.  BACKGROUND AND PURPOSE.

Overture and Publisher entered into as of January 14, 2004: (a) an Overture Master Agreement (the “Master Agreement”); (b) a related document styled Terms and Conditions to Overture Master Agreement (the “Terms and Conditions”); and (c) certain related Riders and Exhibits to each of them (collectively, the “Agreement”). The Agreement was subsequently amended by the parties on May 11, 2004, December 1, 2004, October 18, 2005 and June 2, 2006. Publisher now desires to add, and Overture and OSSIL are willing to provide, Shopping Results (as defined below) as part of the services under the Agreement. As such, the parties have agreed to enter into this Amendment for good and valuable consideration the receipt and sufficiency of which they each acknowledge.

II.  AMENDMENTS TO AGREEMENT.

1. Section 1 – Agreement. The Master Agreement is hereby amended as follows:

Insert “OSSIL” as a party in the second sentence of Section 1.

Insert the following language immediately after the third sentence of Section 1:

Overture is solely responsible for the Overture rights, obligations and duties described under this Agreement for the United States and Canada, and OSSIL is solely responsible for the Overture rights, obligations and duties described under this Agreement for all countries outside the United States and Canada. The use of the term “Overture” throughout this Agreement shall refer to Overture in relation to the United States and Canada and shall refer to OSSIL in relation to all countries outside the United States and Canada. The use of the term “Overture Related Party” shall mean Yahoo! Inc., and any joint venture of Overture or Yahoo! Inc., and any entity that directly or indirectly controls, is controlled by, or is under common control with Overture or Yahoo! Inc., where “control” means the ownership of, or the power to vote, at least [***] of the voting stock, shares or interests of such entity. [***].

Insert “Shopping Results – Rider E” as a selected service immediately before the last sentence of Section 1.

Insert the document contained in Exhibit 1 to this Amendment as a new Rider E to the Master Agreement in order to effect the immediately preceding change.

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2. Section 3 – Territory. The Master Agreement is hereby amended by deleting Section 3 (“Territory”) in its entirety and inserting the following:

Territory. “Territory” as used herein means the United States, Canada and the United Kingdom, Austria, Germany, Italy, France, Spain, Sweden, Netherlands, Denmark and Finland. Notwithstanding the foregoing, the Territory with respect to News Search Results and Shopping Results (defined in Rider E) shall include only the United States.

3. Section 5.2 – Payments to Publisher. The Master Agreement is hereby amended by deleting the first and second sentences of Section 5.2 (“Payments to Publisher”) in their entirety and inserting the following:

Provided that Publisher is not [***] of this Agreement, Overture shall pay to Publisher the compensation specified in each applicable Rider within [***] after the end of the [***] in which the applicable revenue was earned by Overture. All payments will be made in U.S. dollars. If Overture’s Advertisers or Merchants pay Overture in any other currency, Overture will calculate payment using the average exchange rate [***], as published by a nationally recognized source (e.g., Oanda). If the Territory includes countries other than the United States, Publisher acknowledges that payment will only be made after Publisher fulfills Overture’s invoicing requirements. Overture may offset payments by any amounts Publisher owes to Overture, including previous overpayments. If Overture refunds amounts to Advertisers or Merchants in excess of its payment to Publisher, Publisher will pay Overture for such amounts within 30 days of Overture’s request. Overture may make payments only when Publisher’s balance exceeds [***] (or until termination or expiration of this Agreement).

4. Section 6.2 – Implementation. The Master Agreement is hereby amended by deleting the second sentence of Section 6.2 (“Implementation”) and inserting the following:

Publisher will display all Overture Content as required [***]. Overture reserves the right [***]. Other than as permitted by this Agreement, Publisher shall not modify any aspect of the Overture Content (including, without limitation, any data contained therein), and shall ensure that the Overture Content appears contiguously, in the order provided by Overture, without any other content between Overture Content. Publisher will display all Overture Content on [***]. Publisher will display Overture Content in the language provided by Overture. Publisher shall display no fewer than the minimum required number of results for Overture Content specified in the individual Rider.

5. Section 6.4 – Exclusivity. Section 6.4 of the Master Agreement is hereby amended as follows:

Insert “[***]” after the phrase “[***]”) in the second sentence of Section 6.4.
Insert “[***]” after the phrase “[***]” in the third sentence of Section 6.4.;
Insert “[***]” after the phrase “[***]” in the definition of “[***]” in Section 6.4.

6. Section 3.7 – Overture Usage Guidelines. The Terms and Conditions are hereby amended by inserting in the third sentence of Section 3.7 (“Overture Usage Guidelines”) following the phrase “Exhibit 1 to Rider B” the new phrase “and Exhibit 1 to Rider E” and further inserting, as a new last sentence of Section 3.7, the following:

Publisher will not (a) assert any trademark or other intellectual property or proprietary right in the Overture Marks or in any element, derivation, adaptation, variation or name thereof; (b) contest the validity of any of the Overture Marks; (c) contest Overture’s or its licensors’ ownership of any of the Overture Marks; or (d) in any jurisdiction, adopt, use, register, or apply for registration of, whether as a corporate name, trademark, service mark or other indication of origin, or as a domain name, any Overture Marks, or any word, symbol or device, or any combination confusingly similar to, or which includes, any of the Overture Marks.

7. Section 4.1 – Results Pages. The Terms and Conditions are hereby amended by inserting the following italicized changes to Section 4.1 (“Results Pages”):

Results Pages and Shopping Results Pages. Publisher agrees that it is solely responsible for the development, maintenance and operation of the [***].

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8. Section 4.2 – Wrongful Acts. Section 4.2 (“Wrongful Acts”) of the Terms and Conditions is hereby amended as follows:

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9. Section 5 – ‘Bot Traffic Identification and Collaboration. The Terms and Conditions are hereby amended by inserting the following italicized changes to Section 5:

`Bot Traffic Identification and Collaboration. The parties will employ commercially reasonable efforts to collaborate throughout the Term to minimize any automated, [***] or otherwise invalid use of the Toolbar or Overture Content by or through the use of `bots, metaspiders, macro programs, or any other automated or inappropriate means. Publisher acknowledges and agrees that in order to make it possible for Overture to identify automated (e.g, ‘bot traffic) or otherwise invalid search queries and the corresponding clicks on Overture-provided Paid Results, Publisher will for each query and click on a Paid Result provide and not interfere with Overture’s collection of the following [***].

10. Section 7.1 – Confidentiality. The Terms and Conditions are hereby amended by inserting the following italicized changes to Section 7.1 (“Confidentiality”):

For the avoidance of doubt, this Section 7 shall apply to the Confidential Information of the Overture Related Parties to the same extent as to Overture’s and, further, Overture shall have the right to share Confidential Information with [***] so long as [***] complies with the restrictions set forth in Section 7.2 below of these Terms and Conditions.

11. Section 8 – Limitation of Liability. Section 8 (“Limitation of Liability”) of the Terms and Conditions is hereby amended by inserting “TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW,” at the beginning of each of the first and second sentences.

12. Section 9.4 – Conversion.

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13. Section 10.1 – Notice. Section 10.1 (“Notice”) of the Terms and Conditions is hereby amended as follows:

Replace Overture’s Pasadena address with the following updated Overture contact information:

3333 W. Empire Avenue, Burbank, CA 91504; Attn: General Counsel, Fax: 1 (818) 524-3001

Insert the following after the Overture contact information:

or, if to OSSIL, Overture Search Services (Ireland) Limited, Fitzwilton House, Wilton Place, Dublin 2, Attn: Legal, Fax: +44 20 7131 1001 (with a copy of such notice to be delivered to Overture in accordance with this Section). All notices to OSSIL must also include a copy to 4th Floor, 125 Shaftesbury Avenue, London, WC2H 8AD, Fax: +44 (0) 207 131-1775, Attn: Legal

14. Exhibit 2 – Termination; Publisher Indemnification. Section B of Exhibit 2 to the Master Agreement (“Termination; Publisher Indemnification”) is hereby amended by inserting the following italicized changes immediately following the first sentence:

In addition and without limitation of Publisher’s indemnification obligations under the Terms and Conditions, Publisher shall indemnify, defend and hold harmless Overture and/or the Overture Related Parties from and against any and all losses, damages, injuries, claims, demands and expenses of whatever kind or nature arising out of or relating to: [***]

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Publisher’s indemnification obligations hereunder will survive the expiration or termination of this Agreement. Overture shall have a right of offset in connection with any Publisher indemnification under this Exhibit 2. Publisher will not enter into any settlement or compromise of any such claim without Overture’s prior consent, which will not be unreasonably withheld. [***]

15. Rider A – Paid Placement Overture Results. Rider A to the Master Agreement (“Paid Placement Overture Results”) is hereby amended as follows:

Insert the following immediately following the second sentence Section 3 of Rider A:

For Shopping Results Pages: at a minimum, [***] complete Paid Placement Overture Results must appear [***],[***] complete Paid Placement Overture Results must appear [***] Shopping Results (as defined in Rider E); [***].

Delete the chart following the first sentence of Section 4 of Rider A to the Master Agreement (“Compensation”) and replace it in its entirety with the following chart which shall be effective as of April 1, 2007:

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The figures in the table above are in U.S. dollars. Paid Placement Gross Revenue with respect to countries other than the U.S. in the Territory will be converted to U.S. dollars to determine the [***] during the Term, and payments will be made pursuant to Section 5.2 of the Master Agreement.

III. GENERAL TERMS.

By signing this Amendment each party expressly acknowledges and agrees that this Amendment: (a) conforms to the requirements for amendment and modification as set forth in the Agreement; (b) modifies and amends only those Sections and Articles of the Agreement expressly referenced as being amended, and amends such Sections and Articles only in the specific manner, substance and form expressly stated herein; (c) in no way modifies the remainder of the Agreement, and all other rights and obligations of the parties under the Agreement are hereby restated in full and shall remain in force and effect pursuant to their terms. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern. All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Agreement. This Amendment may be executed in separate counterparts, each of which will be deemed an original. The parties can rely on fax copies of the signed Amendment as if they are originals.

SIGNATURES OF THE PARTIES APPEAR ON THE IMMEDIATELY FOLLOWING PAGE.

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     IN WITNESS WHEREOF, Overture Services, Inc., Overture Search Services (Ireland) Limited and Publisher have executed this Amendment as of the No. 5 Amendment Effective Date.

Viewpoint Corporation	Overture Services, Inc.

By: /s/ Andrew J. Graf	By: /s/ Dean Stackel

Name: Andrew J. Graf	Name: Dean Stackel

Title: EVP and General Counsel	Title: VP, BP

Overture Search Services (Ireland) Limited

By: /s/ Dan McCarthy

Name: Dan McCarthy

Title: Director

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Execution Version	Contract #204081-5

Exhibit 1
To Amendment 5

Rider E – Shopping Results

1.	Definitions. As used in the Agreement, the following capitalized terms have the meanings set forth below. Unless otherwise defined in this Rider E, capitalized terms shall have the meanings set forth in other parts of this Agreement.

	a.	“Adjusted Shopping Gross Revenue” shall mean [***].

	b.	“Merchant” means [***] for display as Shopping Results.

	c.	“Shopping Click” means a valid click (as determined by Overture) by a User on a Shopping Result displayed on a Shopping Results Page in response to a Shopping Query.

	d.	“Shopping Gross Revenue” means amounts collected by Overture from [***].

	e.	“Shopping Results” means the search results served from Overture’s shopping search databases in response to a Shopping Query, which search results contain information and other content of Merchants. Shopping Results will be provided [***].

	f.	“Shopping Results Page” means the Web pages on which Shopping Results appear.

	g.	“Shopping Query” means any search for Shopping Results conducted on or through the Toolbar by a User.

	h.	“Yahoo! Shopping Homepage” means the webpage hosted by Yahoo! Inc., currently located at http://shopping.yahoo.com.

	i.	“Yahoo! Shopping Syndication Page” means the webpage hosted by Yahoo! Inc., currently at http://shopping.yahoo.com/syndication.

2.	Delivery of Shopping Queries and Shopping Results. Publisher will include a shopping option within the Toolbar and will immediately send all Shopping Queries to Overture each and every time a User initiates a Shopping Query. Upon receiving a Shopping Query, [***].

3.	Implementation of Shopping Results. If Overture delivers Shopping Results to Publisher pursuant to Section 2 of this Rider E, Publisher shall then display all such Shopping Results on Shopping Results Pages in accordance with the mock-ups attached as Exhibit 1 to this Rider E. At a minimum, [***] must appear on each Shopping Results Page. In addition to the requirements under Section 6.4 of the Master Agreement and Section 3.7 of the Terms and Conditions, with respect to Overture Marks and Yahoo!

Brand Features, Publisher shall for all Shopping Results display the Overture Marks and Yahoo! Brand Features as shown in Exhibit 2 to this Rider E. [***].

4.	Compensation. Overture shall pay Publisher for Shopping Clicks in accord with [***].

5.	Termination. Notwithstanding anything in the Agreement [***].

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EXHIBIT 1 TO RIDER E

SHOPPING RESULTS - MOCK-UPS

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EXHIBIT 2 TO RIDER E

General Guidelines for Use of the Yahoo! Shopping Brand by Yahoo! Partners

The purpose of these guidelines is to provide information on proper use of the Yahoo! Shopping brand on Yahoo! partner web sites. Any use of the Yahoo! brand, including the design of any web pages or tools using the Yahoo! Shopping brand, needs to be reviewed and approved by the Yahoo! Search Marketing team. [***].

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Placement of Yahoo! Shopping brand on the search results page

1.	Partners must use “Powered by Yahoo! Shopping” attribution, and no other variation.

2.	Attribution must conform to the specifications provided in this document.

3.	Attribution shall be [***] the Shopping Results, [***].

4.	Attribution must not be altered in any way.

5.	The Yahoo! Shopping brand shall only be used to label the Shopping Results portion of the search results page. [***].

6.	Attribution must appear on every Shopping Results page [***].

7.	No other search brand, for shopping or otherwise, may appear on the shopping search Links or Results page, or on any page on which shopping functionality is utilized or on which shopping content is displayed.

8.	[***].

Specifications for the Yahoo! Shopping brand design elements

Transparent files are meant for ease of use on light backgrounds and dark backgrounds that have the same color as the backgrounds shown. [***]. To ensure the integrity of the page design, consult your Yahoo! Search Marketing representative.

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Copyright Yahoo! Inc. All rights reserved. This document is Yahoo! CONFIDENTIAL

Overture Confidential